UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 11, 2004

BLUE MOON GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30584	16-1636770
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 Garland Branch Rd., Dover, FL 33527

(Address of Principal Executive Office) (Zip Code)

(813) 223-7788

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 4.     Changes in Registrant's Certifying Accountant.

(a) The auditing firm of James C. Marshall, CPA, P.C. informed the Company in March 2004 that it had not been certified under the new Securities and Exchange Commission requirements and was therefore unable continue doing audits for any of its prior public company clients.

(b) The Company has engaged Semple and Cooper, LLP for its future auditing needs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BLUE MOON GROUP, INC.

Date: May 11, 2004	By:	/s/ MICHAEL MUZIO
Michael Muzio Chief Executive Officer and President

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